SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2006

                           BANKFINANCIAL CORPORATION
                           -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                        0-25233                75-3199276
  ---------------------------     --------------------     --------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                     60527
------------------------------------------------                  -----------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (800) 894-6900
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On April 26, 2006, the Board of Directors of BankFinancial, F.S.B. (the "Bank"), the principal subsidiary of BankFinancial Corporation, approved amendments of the Bank's Employment Agreements with "Named Executive Officers" (as defined by
Item 402(a)(3) of Securities and Exchange Commission Regulation S-K) F. Morgan Gasior, James J. Brennan, Paul A. Cloutier, Robert J. O'Shaughnessy and Christa
N. Calabrese to extend the Employment Periods, as defined in the Employment Agreements, for an additional one (1) year, so that the terms of the Employment Periods for these individuals will end on March 31, 2009. The foregoing Employment Agreements were filed as Exhibits 10.3 through 10.7 to the Company's Registration Statement on Form S-1 (File Number 333-119217), originally filed with the Securities and Exchange Commission on September 23, 2004. The form of the Amendment to the Employment Agreements is attached to this Current Report on Form 8-K as Exhibit 10.

Item 9.01.    Financial Statements and Exhibits.

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Not applicable.

        (d)   Exhibits.

              10 Form of Extension of Employment Agreement for F. Morgan Gasior, James J. Brennan, Paul A. Cloutier, Robert J. O'Shaughnessy and Christa N. Calabrese.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       BANKFINANCIAL CORPORATION



DATE: May 2, 2006                      By: /s/ James J. Brennan
                                           -----------------------------------
                                           James J. Brennan
                                           Executive Vice President and
                                           Corporate Secretary